                                EXHIBIT (23)-2-

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Post-effective amendment No. 2 on Form S-3 to Form S-14 (No. 2-93037)) of Unimar Company and in the related Prospectus of our report dated February 24, 1995, with respect to the consolidated financial statements of Unimar Company and subsidiaries included in this Annual Report on Form 10-K for the year ended December 31, 1996.


                                                               ERNST & YOUNG LLP





Houston, Texas
March 21, 1997